UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 3, 2019

IMMUNE DESIGN CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36561	26-2007174
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Eastlake Ave. E., Suite 310 Seattle, Washington	98102
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 682-0645

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On January 3, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of Immune Design Corp. (the “Company”) approved 2018 cash bonuses, 2019 annual base salaries and equity awards for the Company’s named executive officers (each, an “Executive”), as set forth below. Bonus targets for the Executives were unchanged.

2018 Cash Bonuses and 2019 Annual Base Salaries

The Committee approved the following 2018 cash bonuses and 2019 annual base salaries, which salaries are effective January 1, 2019:

Name and Title	2018 Cash Bonus	2019 Annual Base Salary

Carlos Paya, M.D., Ph.D. President and Chief Executive Officer	$256,084	$620,628
Stephen Brady Executive Vice President, Strategy and Finance	$141,316	$424,360
Jan ter Meulen, M.D. Chief Scientific Officer	$123,292	$412,309

Equity Awards

The Committee approved and granted restricted stock units (“RSUs”) and options to purchase shares of the Company’s common stock to the Executives as annual equity incentive awards granted pursuant to the Company’s 2014 Omnibus Incentive Plan, which grants are set forth in the table below.

Name and Title	RSUs	Option Grant (shares)

Carlos Paya, M.D., Ph.D. President and Chief Executive Officer	63,000	293,000
Stephen Brady Executive Vice President, Strategy and Finance	25,000	120,000
Jan ter Meulen, M.D. Chief Scientific Officer	25,000	120,000

Each RSU granted to each Executive represents the right to receive one share of the Company’s common stock and has a vesting commencement date of January 4, 2019. One-third of the RSUs granted to each Executive will vest on each anniversary of the vesting commencement date over a three-year period, subject to the Executive’s continued service with the Company.

The stock option granted to each Executive has (i) a vesting commencement date of January 3, 2019, (ii) an exercise price of $1.31 per share, the closing price of the Company’s common stock on January 3, 2019 and (iii) a term of 10 years from the grant date. Twenty-five percent of the shares subject to the option granted to each Executive will vest on the one-year anniversary of the vesting commencement date, and the remainder will vest in equal monthly installments over the subsequent two-year period, subject to the Executive’s continued service with the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE DESIGN CORP.

By:	/s/ Carlos Paya, M.D., Ph.D.
Carlos Paya, M.D., Ph.D.
President and Chief Executive Officer

Dated: January 8, 2019